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                                                                    EXHIBIT 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
           18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         I, Rod A. Shipman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of CPC of America, Inc. on Form 10-KSB for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of CPC of America, Inc.



                                   By:   /s/ Rod A. Shipman
                                         ---------------------------------------
                                         Rod A. Shipman, Chief Executive Officer


         I, Rod A. Shipman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report of CPC of America, Inc. on Form 10-KSB for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report fairly presents in all material respects the financial condition and results of operations of CPC of America, Inc.



                                   By:   /s/ Rod A. Shipman
                                         ---------------------------------------
                                         Rod A. Shipman, Chief Financial Officer